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Exhibit 10.12.2

AMENDMENT NO.2
TO THE EXECUTIVE SAVINGS PLAN FOR FIRSTBANK
(ALSO KNOWN AS ACCESS ANYTIME BANCORP, INC.)

        THIS AMENDMENT is approved and adopted by FIRSTBANK on this 23rd day of May, 2002.

RECITALS

        A. FIRSTBANK (also known as Access Anytime BanCorp, Inc.) (the "Bank"), executed the Executive Savings Plan for FIRSTBANK or Access Anytime BanCorp, Inc. (the "Plan"), effective June 1, 1998, in order to provide a means for select highly compensated and management employees to defer a portion of their compensation and to encourage them to provide additional financial security for the future.

        B. Section 10.2 of the Plan provides in part as follows

  "the Plan may be amended from time to time in any respect whatever by resolution of the board of directors of the Bank specifying such amendment..."

        C. The Bank now desires to amend the Plan.

AMENDMENT

        The Bank hereby amends the Plan as follows:

        1. All references under the Plan to "First performance Builder" shall be deemed references to the FirstBank Profit Sharing and Employee Stock Ownership Plan.

        2. The first sentence of Section 3.1(A) of the Plan hereby is amended to read in its entirety as follows:

  (A) Such deduction shall be made pursuant to a Salary Reduction Agreement of any amount that is an intergral percentage of his Compensation for the applicable payroll period, reduced by the percent of salary deferral completed for that Participant under the First Performance Builder.

        3. This amendment to the Plan shall be effective as of June 1, 2002.

        4. Any inconsistent provision of the Plan shall be read consistent with this amendment.

        5. Except as amended above, the Bank hereby affirms and readopts each and every other provision of the Plan.

        IN WITNESS WHEREOF, the Bank has executed this amendment as of the date first mentioned above.

FIRSTBANK
By:	/s/ KEN HUEY, JR. Ken Huey, Jr.
Title:	President

ATTEST: /s/ Kathy Allenberg
                    Corporate Secretary

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Exhibit 10.12.2
AMENDMENT NO.2 TO THE EXECUTIVE SAVINGS PLAN FOR FIRSTBANK (ALSO KNOWN AS ACCESS ANYTIME BANCORP, INC.)